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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): March 3, 2000
                                                           -------------



                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                  --------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




Georgia                           000-22571                    58-1915632
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(State or other                  (Commission               (I.R.S. Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)




1950 Spectrum Circle, Suite B-100, Marietta, Georgia             30067
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)




       Registrant's telephone number, including area code: (678) 264-0400
                                                           --------------




         (Former name or former address, if changed since last report.)


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ITEM 4.    CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 3, 2000, Arthur Andersen LLP ("AA") and Professional Transportation Group Ltd., Inc. (the Company") mutually agreed to terminate their relationship. AA had served as the Company's independent accountants for the fiscal years ended December 31, 1996, 1997 and 1998. AA's report on the Company's financial statements for the year ended December 31, 1998 contained an opinion qualified as to uncertainty regarding the Company's ability to continue as a going concern. The qualification was the result of losses the Company had incurred during 1997 and 1998, its net working capital deficiency at December 31, 1998 and its line of credit maturing in full on May 31, 1999.

     The Company is not aware of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-K with AA during the fiscal years ended December 31, 1997 and 1998 and from that date until February 22, 2000, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The Company's management has fully advised the Audit Committee of the Board of Directors of all of the above matters, and certain members of the Board of Directors discussed the above matters with AA. However, neither the full Board of Directors nor the full Audit Committee have discussed these matters with AA.

     The Company has engaged Yohalem Gillman & Company LLP as its new independent accountants for the fiscal year ended December 31, 1999. The Company has authorized AA to respond fully to the inquiries of Yohalem Gillman & Company LLP. In addition, the Company has provided a copy of this report to AA and has requested that AA provide the Company with a letter addressed to the Commission, as required by Item 304(a)(3) of Regulation S-K, which is filed as part of this Form 8-K as Exhibit 16.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(c)  Exhibits.

         16.1 Letter of Arthur Andersen LLP required by Item 304(a)(3) of Regulation S-K.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROFESSIONAL TRANSPORTATION GROUP
                                        LTD., INC.


                                        By:  /s/ Dennis A. Bakal
                                           -----------------------------------
                                             Dennis A. Bakal
                                             Chief Executive Officer
Dated:  March 3, 2000


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                                  EXHIBIT INDEX


Exhibit
Number                                 Exhibit Name
-------                                ------------

16.1              Letter of Arthur Andersen LLP required by Item 304(a)(3).